SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2005

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.               Other Events.

On March 25, 2005, the Empire District Electric Company, the Missouri Office of the Public Counsel (OPC), the Missouri Industrial Energy Consumers and Intervenors Praxair, Inc. and Explorer Pipeline Company, filed applications with the Missouri Public Service Commission (the Commission) requesting the Commission grant a rehearing with respect to the return on equity granted in Empire’s latest rate case. The Commission denied these applications on April 7, 2005. Empire appealed this decision on that date. On May 6, 2005, the OPC also filed an appeal with the Cole County Circuit Court seeking review by the Court of the Commission’s original Order. Empire cannot predict the outcome of the appeals at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President – Finance and Chief Financial Officer

Dated: May 11, 2005